SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    April 20, 1999


WMC Secured Assets Corp.
(Exact name of registrant as specified in its charter)


          United States                      333-41173           95-4683489
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


6320 Canoga Avenue
Woodland Hills, California                                         91367
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (818) 592-2610
Item 5. Other Events

     On April 20, 1999 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated April 20, 1999.
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.

     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                  Date:
                  Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated April 20, 1999


WMC Mortgage Loan Pass-Through Certificates


STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:  20-Apr-99

DISTRIBUTION SUMMARY
                              Pass
     Beginning                Through                Remaining
ClassBalance      Principal   Rate       Interest    Balance
A    528820177.74 22202257.01    5.10469% 2174567.48  506617920.73
M-1   72000000.00        0.00    5.35469%  310572.02   72000000.00
M-2   56000000.00        0.00    5.56469%  251029.35   56000000.00
B     44000000.00        0.00    6.18469%  219212.90   44000000.00
C *    4000000.00        0.00    4.39311%       0.00    4000000.00
R            0.00        0.00    0.00000%       0.00          0.00
TOTAL704820177.74 22202257.01             2955381.75  682617920.73

* Class C Interest and Pass-Through Rate
is based on a Notional Balance of:                    704820177.74

AMOUNTS PER $1,000 UNIT

                  Beginning                          Remaining
ClassCusip        Balance     Principal  Interest    Balance
A    92928SAA2      847.46823  35.580540    3.484884    811.887693
M-1  92928SAB0     1000.00000   0.000000    4.313500   1000.000000
M-2  92928SAC8     1000.00000   0.000000    4.482667   1000.000000
B    92928SAD6     1000.00000   0.000000    4.982111   1000.000000
C                  1000.00000   0.000000    0.000000   1000.000000









PRINCIPAL DISTRIBUTION BREAKDOWN
     Monthly                             Overcollateralization
     Principal                           Increase
ClassReceived     Prepayments Liquidation(Reduction)         Total
A       271357.74 19092906.55       0.00  2837992.72   22202257.01
M-1          0.00        0.00       0.00        0.00          0.00
M-2          0.00        0.00       0.00        0.00          0.00
B            0.00        0.00       0.00        0.00          0.00

                                         LIBOR:           4.934690%


SEC. 4.03  (i) , (ii), (iii), (v)                    See Page 1

SEC. 4.03 (iv)
Number of Mortgage Loans outstanding at the
beginning of the Due Period                                   7007
Number of Mortgage Loans outstanding at the
end of the Due Period                                         6846
Pool Principal Balance (Beginning of Due Period)      724892094.56
Pool Principal Balance (End of Due Period)            705527830.27

SEC. 4.03 (vi), (vii)
     Delinquency Information
                  Count       Balance
     30-59 Days           121 11641871.1
     60-89 Days             9 1451730.32
     90+ Days               5  554174.15
     * Excludes Bankruptcies, Foreclosures, and REOs.
                                         Number      Balance
     Loans in Foreclosure (LIF):                 860   83955848.85
     Newly Commenced LIF:                        154   16507250.44
     Loans in Bankruptcy                         157   14621376.99
     REO's                                        59    4786982.85

SEC. 4.03  (viii)
     Aggregate Unpaid Interest Shortfall

                  Class A           0.00
                  Class M-1         0.00
                  Class M-2         0.00
                  Class B           0.00
                  Class C     26222346.6
                  Total       26222346.6

SEC. 4.03  (ix)
Required Overcollateralization Amount                  30800000.00
Overcollateralization Amount as of end of the period   26909909.54

SEC. 4.03 (x)                            Aggregate Amount of
                  Realized Loss          Realized Losses
                     Amount              since Cut-Off
     Class M-1           0.00                   0.00
     Class M-2           0.00                   0.00
     Class B             0.00                   0.00
     Class C             0.00                   0.00
     Total               0.00                   0.00









SEC. 4.03  (xi)
     Weighted Average Remaining Term to Maturity of t       347.68

SEC. 4.03  (xii)
     Weighted Average Net Mortgage Rate                    9.60584%

SEC. 4.03  (xiii)
     Pass through Rate on Class A and Subordinate CerSee Page 1
     Pass Through Rate on each Component

                      Component LT-A         4.49365%
                      Component LT-M-1       4.24365%
                      Component LT-M-2       4.03365%
                      Component LT-B         3.41365%
                      Component LT-OC        9.59834%

SEC. 4.03  (xiv)  Senior Enhancement Percentage, as o     28.19306%

SEC. 4.03 (xxv)   Servicing Fee                          302038.37

SEC. 4.03 (xxvi)  Available Funds Cap Carryover Amount

                  Available Funds Cap    Amount paid from
                  Carryover Amount       Reserve Account
     Class A             0.00                   0.00
     Class M-1           0.00                   0.00
     Class M-2           0.00                   0.00
     Class B             0.00                   0.00
     Total               0.00                   0.00




     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     WMC SECURED ASSETS CORP.
WMC MORTGAGE PASS-THROUGH CERTIFICATES
     SERIES 1998-A

                        By: /s/ Richard Tarnas
                        Name:  Richard Tarnas
                        Title:  Vice President
                        The First National Bank of Chicago



Dated: April 30, 1999